SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            June 30, 2012
                            Date of Report
                   (Date of Earliest Event Reported)

                     XTREME HEALTHCARE CORPORATION
         (Exact Name of Registrant as Specified in its Charter)


   Delaware                    000-54542               00-0000000
(State or other        (Commission File Number)      (IRS Employer
jurisdiction                                        Identification No.)
  of incorporation)

                         4438 Vandever Avenue
                     San Diego, California 92120
            (Address of Principal Executive Offices)

                             619-822-2674
                    (Registrant's Telephone Number)

ITEM 4.01 Changes in Registrant's Certifying Accountant

	After the change in control of the Bluewood Acquisition Corporation (the previous name of Xtreme Healthcare Corporation) (the "Company") the Board of Directors determined not to continue with the accountants of Bluewood Acquisition Corporation and to engage a different accounting with whom they were more familiar.

      The prior accountant's report on the financial statements for the past two years (or for the period covered since inception of the Company did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

      The new accountants are:


		Kenne Ruan, CPA, P.C.
		40 Hemlock Hollow Road
		Woodbridge, CT 06525


ITEM  9.01   EXHIBITS

   16.1	   Letter from certifying public accountant.


                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                     XTREME HEALTHCARE CORPORATION

Date: August 5, 2012                    /s/ Souheil Jawad
                                         President